Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt

Our total debt, including short-term and long-term debt, consisted of the following as of December 31, 2015 and 2014 (in millions):

	As of December 31,
	2015	2014
Debt:
Commercial Paper	$2,591	$905
NYSE EUR Notes (5.375% senior unsecured notes due June 30, 2015)	—	1,137
Short-term debt	2,591	2,042
NYSE USD Notes (2.00% senior unsecured notes due October 5, 2017)	852	853
2018 Senior Notes (2.50% senior unsecured notes due October 15, 2018)	597	595
2020 Senior Notes (2.75% senior unsecured notes due December 1, 2020)	1,239	—
2023 Senior Notes (4.00% senior unsecured notes due October 15, 2023)	789	787
2025 Senior Notes (3.75% senior unsecured notes due December 1, 2025)	1,240	—
Long term debt	4,717	2,235
Total debt	$7,308	$4,277

Senior Notes
On November 24, 2015, we issued $2.5 billion in aggregate senior notes, including $1.25 billion principal amount of 2.75% senior unsecured fixed rate notes due November 2020, or the 2020 Senior Notes, and $1.25 billion principal amount of 3.75% senior unsecured fixed rate notes due November 2025, or the 2025 Senior Notes. We used the net proceeds from the 2020 Senior Notes and 2025 Senior Notes offering, together with $1.6 billion of borrowings under our Commercial Paper Program, to finance the $4.1 billion cash portion of the purchase price of the acquisition of Interactive Data (Note 3). The 2020 Senior Notes and 2025 Senior Notes contain affirmative and negative covenants, including, but not limited to, certain redemption rights, limitations on liens and indebtedness, limitations on certain mergers, sales, dispositions and lease-back transactions. Interest on the 2020 Senior Notes and 2025 Senior Notes will be payable on June 1 and December 1 of each year, beginning on June 1, 2016.
In October 2013, we issued $600 million principal amount of 2.50% senior unsecured fixed rate notes due October 2018, or the 2018 Senior Notes, and $800 million principal amount of 4.00% senior unsecured fixed rate notes due October 2023, or the 2023 Senior Notes. We used the net proceeds from the 2018 Senior Notes and 2023 Senior Notes offering to finance, together with cash on hand and $400 million borrowed in October 2013 under the Revolving Facility, the $2.7 billion cash portion of the purchase price of the acquisition of NYSE (Note 3). The 2018 Senior Notes and 2023 Senior Notes contain affirmative and negative covenants, including, but not limited to, certain redemption rights, limitations on liens and indebtedness, limitations on certain mergers, sales, dispositions and lease-back transactions.
Credit Facilities
In April 2014, ICE, as parent borrower, and our subsidiary ICE Europe Parent Limited, as subsidiary borrower, entered into a $3.0 billion senior unsecured revolving credit facility, or the 2014 Credit Facility, pursuant to a credit agreement with Wells Fargo Bank, National Association, or Wells Fargo, as administrative agent, issuing lender and swing line lender, Bank of America, N.A., as syndication agent, and the lenders party thereto. The 2014 Credit Facility was scheduled to end on April 3, 2019.
Of the amounts available under the 2014 Credit Facility, we previously reserved $303 million to provide liquidity or required financial resources for the operations of our clearing houses. This amount included $150 million for ICE Clear Europe, $100 million for ICE Clear Credit, $50 million for ICE Clear U.S., and $3 million for ICE Clear Canada. During the fourth quarter of 2015, after additional contributions to the capital of the respective clearing houses, the respective clearing houses determined their own resources to be sufficient and available such that the supplemental amounts previously reserved under the 2014 Credit Facility were no longer required to provide liquidity or required financial resources for their operations (Note 4).
In November 2015, we agreed with a majority of the lenders under the 2014 Credit Facility to amend certain terms of the 2014 Credit Facility. The amendments include, but not limited to, extending the maturity date to November 13, 2020 and increasing the ratio level in the maximum total leverage ratio covenant from 3.25:1.00 to 3.75:1.00 beginning with the first fiscal quarter ending after the consummation of the Interactive Data acquisition until the first fiscal quarter ending after the first anniversary of the acquisition. In addition, ICE Europe Parent Limited no longer has the ability to borrow amounts under the 2014 Credit Facility. The 2014 Credit Facility, as amended, is referred to herein as the “Amended Credit Facility.”
The Amended Credit Facility includes an option for us to propose an increase in the aggregate amount available for borrowing by up to $1.0 billion, subject to the consent of the lenders funding the increase and certain other conditions. On November 13, 2015, we utilized this option to increase the amount of the Amended Credit Facility to $3.4 billion. The commitments under the Amended Credit Facility will automatically reduce to $2.95 billion on April 3, 2019. No amounts were outstanding under the Amended Credit Facility as of December 31, 2015.
Amounts borrowed under the Amended Credit Facility may be prepaid at any time without premium or penalty. The Amended Credit Facility provides for a $3.4 billion multi-currency revolving facility, with sub-limits for non-dollar borrowings and letters of credit and with a swing-line facility available on a same-day basis. Of the $3.4 billion that is available for borrowing under the Amended Credit Facility, $2.6 billion is required to back-stop the amount outstanding under our Commercial Paper Program as of December 31, 2015. The amount required to back-stop the amounts outstanding under the Commercial Paper Program will fluctuate as we increase or decrease our commercial paper borrowings. The remaining $809 million as of December 31, 2015 is available to us to use for working capital and general corporate purposes including, but not limited to, acting as a back-stop to the amounts outstanding under the Commercial Paper Program.
Borrowings under the Amended Credit Facility will bear interest on the principal amount outstanding at either (a) LIBOR plus an applicable margin rate or (b) a “base rate” plus an applicable margin rate; provided, however, that all loans denominated in a foreign currency will bear interest at LIBOR plus an applicable margin rate. The “base rate” equals the higher of (i) Wells Fargo’s prime rate, (ii) the federal funds rate plus 0.50%, or (iii) the one month LIBOR rate plus 1.00%. The applicable margin rate is based upon our public long term debt ratings and ranges from 0.875% to 1.50% on LIBOR borrowings and from 0.00% to 0.50% on base rate borrowings.
The Amended Credit Facility includes an unutilized revolving credit commitment fee that is equal to the unused maximum revolver amount, multiplied by an applicable commitment fee rate and is payable in arrears on a quarterly basis. The applicable commitment fee rate ranges from 0.08% to 0.20% and is determined based on our long term debt rating. As of December 31, 2015, the applicable commitment fee rate was 0.125% based on our current long term debt ratings.
The Amended Credit Facility contains customary representations and warranties, covenants and events of default, including a leverage ratio, as well as limitations on liens on our assets, indebtedness of non-obligor subsidiaries, the sale of all or substantially all of our assets, and other matters.
In November 2011, we entered into senior unsecured credit facilities in the aggregate amount of $2.6 billion, or the 2011 Credit Facilities. The 2011 Credit Facilities consisted of (i) an aggregate $500 million five-year senior unsecured term loan facility, or the Term Loan Facility, and (ii) an aggregate $2.1 billion five-year senior unsecured multicurrency revolving credit facility, or the Revolving Facility.
In October 2013, we borrowed $900 million under the Revolving Facility, of which $400 million was used to pay the cash portion of the purchase price for our acquisition of NYSE while the remaining $500 million was used to pay off the outstanding commercial paper obligations of NYSE, as well as to fund certain deal related fees and expenses. In December 2013, we repaid the $900 million borrowed under the Revolving Facility with the proceeds from the issuance of commercial paper and with cash on hand.
In connection with us entering into the 2014 Credit Facility in April 2014, the 2011 Credit Facilities were terminated and the $367 million outstanding under the Term Loan Facility was repaid through the issuance of commercial paper. No amounts were outstanding under the Revolving Facility when it was terminated.
Commercial Paper Program
In December 2013, we entered into a U.S. dollar commercial paper program, or the Commercial Paper Program. Our Commercial Paper Program is currently backed by the borrowing capacity available under the Amended Credit Facility, equal to the amount of the commercial paper that is issued and outstanding at any given point in time. The effective interest rate of commercial paper issuances does not materially differ from short term interest rates (such as USD LIBOR). The fluctuation of these rates due to market conditions may impact our interest expense.
We used net proceeds from notes issued under the Commercial Paper Program during the year ended December 31, 2015 to finance part of the cash portion of the purchase price of Interactive Data and to pay related fees and expenses, to repurchase our common stock, and for general corporate purposes. We used net proceeds from notes issued under the Commercial Paper Program during the year ended December 31, 2014 to repay the $367 million that was outstanding under the Term Loan Facility upon termination of the Term Loan Facility in April 2014, to fund certain of our acquisitions, and to repurchase our common stock. We repaid a portion of the amounts outstanding under the Commercial Paper Program during the year ended December 31, 2014 using a combination of the cash proceeds received from the IPO and sale of Euronext, the sale of NYSE Technologies (Note 16) and cash flows from operations. We used the net proceeds from the notes issued under the Commercial Paper Program during the year ended December 31, 2013, along with cash on hand, to repay the $900 million borrowed under the Revolving Facility and the $450 million borrowed under the 2013 364 Day Facility.
Commercial paper notes of $2.6 billion with original maturities ranging from 2 to 89 days were outstanding as of December 31, 2015 under the Commercial Paper Program. As of December 31, 2015, the weighted average interest rate on the $2.6 billion outstanding under the Commercial Paper Program was 0.60% per annum, with a weighted average maturity of 19 days. Commercial paper notes of $905 million with original maturities ranging from 2 to 82 days were outstanding as of December 31, 2014 under the Commercial Paper Program. As of December 31, 2014, the weighted average interest rate on the $905 million outstanding under the Commercial Paper Program was 0.26% per annum, with a weighted average maturity of 24 days.
364 Day Facilities
On November 13, 2015, we entered into a $500 million 364 day senior unsecured revolving credit facility, or the 2015 364 Day Facility, pursuant to a credit agreement with Wells Fargo, as administrative agent, Bank of America, N.A., as syndication agent, and the lenders signatory thereto. The amounts available under the 2015 364 Day Facility are available for use by us for working capital and general corporate purposes but specifically excluding any use to back-stop amounts issued under the Commercial Paper Program. The commitments under the 2015 364 Day Credit Facility will be automatically reduced to $375 million on May 13, 2016 and to $250 million on August 13, 2016. Borrowings under the 2015 364 Day Facility will bear interest on the principal amount outstanding under the same terms as the Amended Credit Facility disclosed above.
The 2015 364 Day Facility includes an unutilized revolving credit commitment fee that is equal to the unused maximum revolver amount, multiplied by an applicable commitment fee rate and is payable in arrears on a quarterly basis. The applicable commitment fee rate ranges from 0.07% to 0.175% and is determined based on our long term debt rating. As of December 31, 2015, the applicable commitment fee rate was 0.10% based on our current long term debt ratings.
In July 2013, we entered into a $600 million 364 day senior unsecured revolving credit facility, or the 2013 364 Day Facility. The 2013 364 Day Facility was available for working capital and general corporate purposes. In October 2013, we borrowed $450 million under the 2013 364 Day Facility to fund the prepayment of the Private Senior Notes. In December 2013, we repaid the $450 million borrowed under the 2013 364 Day Facility with the proceeds from the issuance of commercial paper. In connection with us entering into the 2014 Credit Facility, the 2013 364 Day Facility was terminated in April 2014, at which time no amounts were outstanding.
NYSE Notes
In connection with the acquisition of NYSE, one of our subsidiaries assumed the outstanding NYSE debt instruments, which included $850 million of 2.0% senior unsecured fixed rate notes due in October 2017, or the NYSE USD Notes, and €920 million ($1.1 billion) of 5.375% senior unsecured fixed rate notes due in June 2015, or the NYSE EUR Notes, and together with the NYSE USD Notes, the NYSE Notes.
On June 30, 2015, we repaid the NYSE EUR Notes using cash that had been set aside in July 2014 from the proceeds of the Euronext IPO. The cash, in the amount of €969 million ($1.2 billion) had been placed in term deposits that matured on June 25, 2015. The cash was sufficient to settle the principal maturity of €920 million ($1.1 billion) and the final interest coupon of €49 million ($60 million). These deposits are classified as short-term investments in the accompanying consolidated balance sheet as of December 31, 2014.
During the years ended December 31, 2015, 2014 and 2013, the amortization of the increase in the fair value of the NYSE Notes that was recorded in connection with the NYSE acquisition purchase accounting was $23 million, $55 million and $7 million, respectively. No further amortization expense was recorded after the repayment of the NYSE EUR Notes.
The terms of the bonds do not contain any financial covenants. The bonds may be redeemed by us or the bond holders under certain customary circumstances, including a change in control accompanied by a downgrade of the bonds below an investment grade rating. The terms of the bonds also provide for customary events of default and a negative pledge covenant.
Private Senior Notes
Simultaneous with entering into the 2011 Credit Facilities in November 2011, we also entered into a note purchase agreement with various institutional investors providing for the sale of $400 million aggregate principal amount of senior notes, consisting of $200 million of our 4.13% Senior Notes, Tranche A, due November 9, 2018 and $200 million of our 4.69% Senior Notes, Tranche B, due November 9, 2021, or collectively, the Private Senior Notes.
In October 2013, following the issuance of the 2018 Senior Notes and the 2023 Senior Notes, we prepaid the $400 million aggregate principal amount of Private Senior Notes. In connection with the early payoff of the Private Senior Notes, we incurred $51 million in expenses relating to a $49 million pre-payment to the Private Senior Notes investors and an associated $2 million write off of the related debt issuance costs. The $51 million expense was recorded as other expense in the accompanying consolidated statement of income for the year ended December 31, 2013. To fund the prepayment of the Private Senior Notes and the associated pre-payment, we borrowed $450 million in October 2013 under the 2013 364 Day Facility.
Debt Repayment Schedule
As of December 31, 2015, the outstanding debt repayment schedule is as follows (in millions):

2016	$2,593
2017	850
2018	600
2019	—
2020	1,250
Thereafter	2,050
Principal amounts repayable	7,343
Debt issuance costs	(27)
Unamortized balance of fair value adjustments and discounts on bonds, net	(8)
Total debt outstanding	$7,308

Debt Issuance Cost Presentation
In April 2015, the FASB issued ASU 2015-03, which amends the existing guidance to require that debt issuance costs be presented in the balance sheet as a deduction from the carrying amount of the related debt liability instead of as a deferred asset (Note 2). We decided to early adopt ASU 2015-03 on a retrospective basis for the annual period ended December 31, 2015. As of December 31, 2015, there are $27 million in debt issuance costs shown above as a deduction of the carrying value of the related debt liability or facilities, including $19 million relating to the 2020 Senior Notes and 2025 Senior Notes. The $27 million in debt issuance costs as of December 31, 2015 will be amortized over a weighted average life of 6.9 years as interest expense. The retrospective adoption resulted in $12 million of debt issuance costs being reclassified from prepaid and other current assets and other non-current assets to a deduction of the carrying value of long-term debt as of December 31, 2014.
Interactive Data Debt Retirement
At the date of the acquisition, Interactive Data had $2.6 billion of outstanding debt consisting of $1.9 billion under a credit facility, or the Interactive Data Credit Facility, and $700 million of senior notes, or the Interactive Data Senior Notes, all of which were repaid from the cash portion of the purchase price. In connection with the closing of the acquisition on December 14, 2015, the Interactive Data Credit Facility was repaid and terminated.
On December 7, 2015, Interactive Data issued a notice of redemption with respect to the Interactive Data Senior Notes. On December 14, 2015, an amount sufficient to fully redeem the Interactive Data Senior Notes, plus accrued interest, was deposited with the Interactive Data Senior Notes trustee in trust, solely for the benefit of the holders of the Interactive Data Senior Notes. As a result, the indentures governing the Interactive Data Senior Notes were satisfied and discharged. Neither the cash deposited into the trust or the Interactive Data Senior Notes have been reflected on our consolidated balance sheet as of the acquisition date or December 31, 2015. The trustee paid the full amount held in the trust to holders of the Interactive Data Senior Notes at the redemption date on January 6, 2016.